UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

HG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 E. 7th Street, Suite 101 Charlotte, North Carolina	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 355-4610

                             Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07            Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on June 22, 2021. The proposals listed below were submitted to a vote of stockholders and are described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”).

1.	Stockholders elected a director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2024. The election was approved by the following vote:

Director	For	Withheld	Broker Non-Vote
Peter M. Sherman	28,064,024	17,961	3,440,038

2.

Stockholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
27,963,931	39,258	78,796	3,440,038

3.

Stockholders approved an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio to be determined by our board of directors of not less than 1-for-10 and not more than 1-for-20. The proposal was approved by the following vote:

For	Against	Abstain
31,176,437	325,065	20,521

There were no broker non-votes with respect to the third proposal.

Item 8.01            Other Events.

Following the Annual Meeting and the approval of the third proposal noted in Item 5.07 above, the Company’s Board of Directors approved a 1-for-12 reverse stock split of its outstanding shares of Common Stock, par value $0.02 per share (the “Common Stock”) such that every holder of Common Stock shall receive one share of Common Stock for every twelve shares of Common Stock held (the “Reverse Stock Split”). The close of business on July 15, 2021 (the “Effective Time”) was designated by the Board of Directors as the record date for effectuating the Reverse Stock Split and the amendment to the Company’s Restated Certificate of Incorporation approved by the Company’s stockholders will be effective as of such record date.

The Common Stock will begin trading on a post-split basis after the Effective Time. On the date that the Common Stock begins trading on a post-split basis, we expect that our trading symbol as quoted on the OTCQB will change to “STLYD.”  The “D” will be removed 20 business days from that date, and the symbol will revert to the original symbol of “STLY.”  In connection with the Reverse Stock Split, the Company’s CUSIP number (which is an identifier used by participants in the securities industry to identify our common stock) will change to 42834P207.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: June 28, 2021	By:	/s/ Bradley G. Garner
Bradley G. Garner
Principal Financial and Accounting Officer